EXHIBIT 4(c)

NUMBER

MM

[FAMILY GRAPHIC]	COMMON STOCK

	INCORPORATED UNDER THE LAWS	SHARES
OF THE STATE OF DELAWARE

[SEASONS GRAPHIC]

The Toro Company		CUSIP 891092 10 8

THIS CERTIFIES THAT		SEE REVERSE FOR
CERTAIN DEFINITIONS

IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $1.00 EACH, OF

The Toro Company transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation, and all amendments thereto, to all of which the holder, by accepting this Certificate, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers, and a facsimile of its corporate seal to be hereunto affixed.

Dated:

COUNTERSIGNED AND REGISTERED:				/s/ Michael J. Hoffman
WELLS FARGO BANK, N.A.			SEAL	CHAIRMAN,
PRESIDENT AND CEO
TRANSFER AGENT
AND REGISTRAR

BY	/s/ Todd J. May			/s/ Timothy P. Dordell
		AUTHORIZED SIGNATURE		VICE PRESIDENT,
SECRETARY AND GENERAL COUNSEL

THE TORO COMPANY

THE SHARES ARE SUBJECT TO RIGHTS, PREFERENCES AND RESTRICTIONS. A FULL STATEMENT OF THE RIGHTS, PREFERENCES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE SHARES OF ALL CLASSES OR SERIES, AND A STATEMENT OF THE AUTHORITY VESTED BY THE CERTIFICATE OF INCORPORATION IN THE BOARD OF DIRECTORS UNDER SUBCHAPTER V, SECTION 151, OF THE DELAWARE GENERAL CORPORATION LAW, TO FIX THE RIGHTS OF SERIES OF SHARES THEN UNALLOTTED WILL BE FURNISHED TO ANY STOCKHOLDER WITHOUT CHARGE AND UPON REQUEST MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —		Custodian
	(Cust)	(Minor)
under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                                                                              hereby sell, assign and transfer unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Corporation.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST

CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.